SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)      April 20, 2004
                                                 ----------------------


                           RCG COMPANIES INCORPORATED
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             (Exact name of registrant as specified in its charter)


       Delaware                            1-8662               23-2265039
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(State or other jurisdiction         (Commission File       (IRS Employer
 or incorporation)                          Number)         Identification No.)


         6836 Morrison Blvd., Suite 200, Charlotte, North Carolina 28211
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code         (704) 366-5054
                                                   -----------------------------


          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

99.1     Press Release dated April 20, 2004.

         RCG Companies Incorporated announced the appointment of K. Wesley M. Jones to its Board of Directors. The appointment will bring the number of Board members to six.

99.2     Press Release dated April 21, 2004.

         RCG Companies Incorporated announced the appointment of Robert H. Brooks to its Board of Directors. The appointment will bring the number of Board members to seven. In addition, RCG announced it has received a $1 million strategic investment led by Hooters of America, Inc., an entity in which Mr. Brooks has a substantial ownership interest. A prominent operator of golf course and resort properties in the Myrtle Beach, SC area also participated in the investment through Creel Land Co. LLC.


Item 7.  Financial Statements and Exhibits.
    (c)  Exhibits.
         99.1   Press Release dated April 20, 2004.
         99.2   Press Release dated April 21, 2004.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     RCG COMPANIES INCORPORATED


Date: April 21, 2004                        By: /s/ William W. Hodge
                                               --------------------------------
                                               Name: William W. Hodge
                                               Its: Chief Financial Officer